UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.1)

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Protalex, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROTALEX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 26, 2004

TO THE STOCKHOLDERS OF PROTALEX, INC.

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Protalex, Inc., which will be held at the Doral Forrestal Hotel, 100 College Road East, Princeton, NJ 08540, (609) 897-7226, on Tuesday, October 26, 2004 at 9:30 a.m., to consider and act upon the following matters:

(1)	To approve a reincorporation of Protalex in Delaware;

(2)	To approve the Protalex, Inc. 2003 Stock Option Plan;

(3)	To elect seven directors;

(4)	To ratify the appointment of Grant Thornton LLP as our independent public accountants for fiscal year ending May 31, 2005; and

(5)	To transact such other business as may properly come before the meeting.

The record date for the determination of the stockholders entitled to vote at the meeting or at any adjournment thereof is the close of business on September 30, 2004. A list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, at the location of the Annual Meeting on October 26, 2004, and during ordinary business hours for ten days prior to the meeting at our principal offices located at 145 Union Square Drive, New Hope, PA 18938.

It is important that your shares be represented at the meeting regardless of the number of shares you hold. Whether or not you expect to attend the meeting in person, please complete, date, sign and return the accompanying proxy in the enclosed envelope to ensure the presence of a quorum at the Annual Meeting. If you do attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person.

Your Board of Directors recommends that you vote in favor of the proposals outlined in the Proxy Statement. Please refer to the Proxy Statement for detailed information on each of the proposals.

By Order of the Board of Directors

Steven H. Kane

Steven H. Kane
President and Chief Executive Officer
145 Union Square Drive
New Hope, PA 18938

WE URGE STOCKHOLDERS TO MARK, SIGN AND RETURN

PROMPTLY THE ACCOMPANYING PROXY CARD

PROTALEX, INC.
145 Union Square Drive
New Hope, PA 18938
_____________________________

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 26, 2004

The accompanying proxy is solicited by the Board of Directors (the “Board”) of Protalex, Inc., a New Mexico corporation (referred to throughout this Proxy Statement as “Protalex” or “Company” or “we” or “our”) for use at the Annual Meeting of Stockholders to be held on October 26, 2004, at 9:30 a.m. local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

The Annual Meeting will be held at the Doral Forrestal Hotel, 100 College Road East, Princeton, NJ 08540. The date of this Proxy Statement is October 1, 2004, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

Why Have I Received Those Materials?

The accompanying proxy, being mailed to stockholders on or about October 1, 2004, is solicited by the Board of Protalex in connection with our Annual Meeting of Stockholders that will take place on October 26, 2004. You are cordially invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Who is Entitled to Vote at the Annual Meeting?

Holders of common stock of Protalex (“Common Stock”), as of the close of business on September 30, 2004 will be entitled to vote at the Annual Meeting. On September 30, 2004, there were outstanding and entitled to vote 16,784,433 shares of common stock.

How Do I Vote My Shares at the Annual Meeting?

If you are a “record” stockholder of Common Stock (that is, if you hold Common Stock in your own name in Protalex’s stock records maintained by our transfer agent, Wachovia Bank, N.A.), you may complete and sign the accompanying proxy card and return it to Protalex or deliver it in person.

“Street name” stockholders of Common Stock (that is, stockholders who hold Common Stock through a broker or other nominee) who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares and to follow the voting instructions on such form.

What Does It Mean if I Receive More Than One Proxy?

It means you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker to consolidate as many accounts as possible under the same name and address.

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Can I Change My Vote After I Return My Proxy Card?

Yes. After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a written notice of revocation or a proxy bearing a later date or by voting in person at the Annual Meeting.

How Many Votes Am I Entitled To?

Each share of Common Stock is entitled to one vote.

What Constitutes a Quorum for Purposes of the Annual Meeting?

The presence at the Annual Meeting in person or by proxy of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

What Vote is Required to Approve Each Item?

Each item to be voted upon at the Annual Meeting requires the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote on the matter for approval. This means that the votes “FOR” the matter must exceed the votes “AGAINST” the matter.

A properly executed proxy marked “ABSTAIN” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention on any such matter will have the effect of a negative vote on such matter. If you hold your shares in “street name” through a broker or other nominee, shares represented by “broker non-votes” will be counted in determining whether there is a quorum but will not be counted as votes cast on such matters.

What Information Do I Need to Attend the Annual Meeting?

You will need an admission ticket to attend the Annual Meeting. If you are a record stockholder, an admission ticket is included with this mailing and is attached to the proxy card. If you are a street name stockholder, the stub of your voting instruction form is your admission ticket. If you arrive at the Annual Meeting without an admission ticket, we will admit you if we are able to verify that you are a Protalex stockholder.

How Does the Board Recommend That I Vote My Shares?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

—  FOR the Directors’ proposal to reincorporate the Company in Delaware set forth on page 4;

—  FOR the approval of the Company’s 2003 Stock Option Plan as set forth on page 10;

—  FOR the Directors’ proposal to elect the nominated Directors set forth on page 10; and

—  FOR the ratification of the Directors’ selection of auditors, set forth on page 12.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion in the best interests of Protalex. At the date this Proxy Statement went to press, the Board had no knowledge of any business other than that described herein that would be presented for consideration at the Annual Meeting.

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Who Will Bear the Expense of Soliciting Proxies?

Protalex will bear the cost of soliciting proxies in the form enclosed. In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees. Our employees will not receive any additional compensation for participating in proxy solicitation. We may reimburse brokers holding Common Stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such Common Stock.

Is There Any Information That I Should Know About Future Annual Meetings?

Stockholder Proposals

Any stockholder who intends to present a proposal at the 2005 Annual Meeting of Stockholders (the “2005 Annual Meeting”) must deliver the proposal to our Corporate Secretary at 145 Union Square Drive, New Hope, PA 18938, not later than June 3, 2005, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14A-8 under the Securities Exchange Act of 1934. If a stockholder proposal is received after June 3, 2005, we may vote in our discretion as to that proposal all of the shares for which we have received proxies for the 2005 Annual Meeting.

I.

PROPOSALS

Proposal 1.
Reincorporation in Delaware

General

At the Annual Meeting shareholders of the Company will be asked to vote upon the reincorporation of the Company from the State of New Mexico to the State of Delaware. The reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated as of September 14, 2004 (the “merger agreement”), by and between the Company and Protalex, Inc., a Delaware corporation of the same name and a wholly owned subsidiary of the Company (“Protalex Delaware”). On September 14, 2004, the boards of directors of each of the companies unanimously approved the merger agreement, and subsequently the Company, as the sole stockholder of Protalex Delaware, adopted the merger agreement. The merger agreement is attached as Annex A to this proxy statement.

No Change in Name, Business, Jobs, Physical Location, Etc.

The reincorporation merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading “Comparison of Shareholder Rights Before and After the Reincorporation.” However, the reincorporation merger will not result in any change in name, headquarters, business, jobs, management, office location, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation merger, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the reincorporation merger and will assume identical positions with Protalex Delaware. There will be no new employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of the Company in the reincorporation merger as a result of the reincorporation. Upon the effective time of the reincorporation merger, your shares of New Mexico Stock will be converted into an equivalent number of shares of common stock of Protalex Delaware and such shares will trade under the symbol “PRTX.”

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Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Delaware (the “DGCL”) is frequently revised and updated to accommodate changing legal and business needs. Almost 60% of the Fortune 500 corporations are incorporated in Delaware. With the growth of the Company and changes in the composition of our management and board of directors in recent years, we think it will be beneficial to the Company and its shareholders to obtain the benefits of Delaware corporate law.

In addition, Delaware has established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including New Mexico, do not have a specialized judiciary over matters relating to corporate issues.

Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Delaware corporate laws, with multiple cases concerning areas that no New Mexico court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Reincorporation from New Mexico to Delaware also may make it easier to attract future candidates willing to serve on our board of directors, because many of such candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

Protalex Delaware

Protalex Delaware, our wholly owned subsidiary, was incorporated under the DGCL on March 23, 2004, under the name “Protalex, Inc.,” exclusively for the purpose of merging with the Company. The address and phone number of Protalex Delaware’s principal office are the same as those of the Company. Prior to the reincorporation merger, Protalex Delaware will have no material assets or liabilities and will not have carried on any business.

Upon completion of the reincorporation merger, the rights of the stockholders of Protalex Delaware will be governed by the DGCL and the certificate of incorporation and the bylaws of Protalex Delaware (the “Delaware Certificate of Incorporation” and the “Delaware Bylaws,” respectively). The Delaware Certificate of Incorporation and the Delaware Bylaws are attached to this proxy statement as Annexes B and C, respectively.

The Merger Agreement

The merger agreement provides that the Company will merge with and into Protalex Delaware, with Protalex Delaware being the surviving corporation. Pursuant to the merger agreement, Protalex Delaware will assume all of the assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts. Our existing board of directors and officers will become the board of directors and officers of Protalex Delaware for identical terms of office.

At the effective time of the reincorporation merger, each outstanding share of New Mexico Stock, with respect to which dissenters’ rights are not validly perfected, automatically will be converted into one share of the Common Stock, par value $.00001, of Protalex Delaware (“Delaware Stock”). You will not have to exchange your existing stock certificates of the Company for stock certificates of Protalex Delaware. However, after consummation of the reincorporation merger, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to Protalex Delaware’s transfer agent for cancellation, and obtain a new Delaware form of certificate.

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Pursuant to the reincorporation merger, Protalex Delaware will assume all of the Company’s obligations under its employee stock plans and its employee benefit plans. Each option to purchase shares of New Mexico Stock under the Company stock plans will be converted into an option to purchase the same number of shares of Delaware Stock on the same terms and conditions as in effect immediately prior to the reincorporation. Options and rights granted under the Company stock plans in the future will be for shares of Delaware Stock.

The merger agreement was unanimously approved by the board of directors of the Company and the board of directors of Protalex Delaware and subsequently was adopted by the Company, as the sole stockholder of Protalex Delaware. Approval of the reincorporation proposal (which constitutes approval of the merger agreement) requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast by the holders of New Mexico Stock.

Effective Time

If approved by the requisite vote of the holders of shares of New Mexico Stock, it is anticipated that the reincorporation merger, and consequently the reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the New Mexico Public Regulation Commission (together with the merger agreement) in accordance with Article 53-14-4 of the New Mexico Business Corporation Act (the “NMBCA”) and the Certificate of Merger to be filed with the Secretary of State of Delaware in accordance with §252 of the DGCL. However, the merger agreement may be terminated and abandoned by action of the board of directors of the Company at any time prior to the effective time of the reincorporation merger, whether before or after the approval by holders of shares of New Mexico Stock, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of the Company and its shareholders.

Effect of Not Obtaining the Required Vote for Approval

If the reincorporation proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and the Company will continue to be incorporated in New Mexico.

Comparison of Shareholder Rights Before and After the Reincorporation

Because of differences between the NMBCA and the DGCL, the reincorporation will effect some changes in the rights of the Company’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the reincorporation, as a result of the differences among the NMBCA and the DGCL. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the NMBCA and the DGCL.

THE COMPANY	PROTALEX DELAWARE

PAR VALUE OF CAPITAL STOCK; SURPLUS; CAPITAL

The concepts of par value, surplus and capital do not exist under the NMBCA. Accordingly, none of the shares of capital stock of the Company has a par value.	Delaware law recognizes the concepts of par value, surplus and capital, and all shares of the capital stock of Protalex Delaware have a par value of $.00001.

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ACTION BY SHAREHOLDERS WITHOUT A MEETING

The NMBCA provides that any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing.

The DGCL provides that any action that could be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In addition, the DGCL provides that: (i) in order to be effective, all written consents must be delivered to the Company within 60 days of the earliest dated consent delivered to the Company, and (ii) prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Company.

INDEMNIFICATION

New Mexico law provides that the Company may indemnify the following persons, only if such persons acted in good faith and in a manner such persons reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful: (i) directors, except with respect to a personal benefit improperly received by such directors and (ii) officers and employees.

The Delaware Certificate of Incorporation provides that the officers and directors of Protalex Delaware are to be indemnified to the fullest extent permitted by Delaware law. The Delaware Certificate does not contain the limitation required by New Mexico law (but not by Delaware law) limiting indemnification of a director or officer with respect to a personal benefit improperly received. It should be noted, however, that the DGCL is otherwise similar to the NMBCA with respect to mandatory indemnification by Protalex Delaware of directors and officers, and that all such persons must act in good faith and in a manner such persons reasonably believed to be in or not opposed to the best interests of Protalex Delaware, and with respect to any criminal proceeding, had no reasonable cause to believe the person’s cond uct was unlawful.

AMENDMENT TO THE BYLAWS

New Mexico law provides that the board of directors may amend, restate or repeal the bylaws of the Company unless that power is reserved to the shareholders by the Articles of Incorporation.
Delaware law provides that the board of directors may amend, restate or repeal the bylaws of Protalex Delaware at any meeting by a majority of the directors present at a meeting at which a quorum is present.

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DIVIDENDS

The NMBCA provides that the payment of distributions is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend. Because New Mexico law dispenses with the concepts of par value of shares as well as statutory definitions of capital and surplus, the above limitation is the only limitation with respect to the declaration of dividends by the board of directors of the Company.

Unlike in New Mexico, the concepts of par value, capital and surplus are retained in Delaware. The DGCL defines surplus as the excess of the net assets of the corporation over the capital of the corporation. Unless the corporation’s board of directors determines otherwise, the capital of the corporation is equal to the aggregate par vlalue of the shares of stock having par value. Therefore, the DGCL provides that a corporation decare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year.

EXAMINATION OF BOOKS AND RECORDS

Under the NMBCA, upon written demand, any shareholder of the Company may inspect the Company’s list of shareholders and certain other corporate records, including minutes of the meetings of board of directors of the Company, if the shareholder either (i) has been a shareholder for at least 6 months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose.

Under the DGCL, the inspection rights of the stockholders of Protalex Delaware are the same as under New Mexico law, except there is no requirement that stockholders have been stockholders for at least 6 months or are stockholders of at least 5% of all outstanding shares of any class of shares when the demand is made.

BUSINESS COMBINATION STATUTE

The NMBCA does not contain any business combination provisions.
Section 203 of the DGCL provides for a three-year moratorium on certain business combinations with “interested stockholders” (generally, persons who own, individually or with or through other persons, 15% or more of the corporation’s outstanding voting stock).

DISSENTERS’ (APPRAISAL) RIGHTS

Under the NMBCA, shareholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation.

The DGCL provides appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations. Thus, under the DGCL, stockholders have no appraisal rights in a sale, lease or exchange of all or substantially all of a corporation’s assets.

DERIVATIVE ACTIONS
Under the NMBCA, if a court finds that a derivative action was brought without reasonable cause, the court may require the plaintiff to pay the defendants’ reasonable expenses attributable to the defense of such action, exclusive of attorney’s fees.
The DGCL’s requirements for bringing derivative actions are substantially similar to those contained in the NMBCA, except that the DGCL does not impose the reasonable cause requirement.

Federal Income Tax Consequences of the Reincorporation Merger

The following discussion addresses the material federal income tax consequences of the reincorporation merger that are applicable to holders of shares of New Mexico Stock. The discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of shares of New Mexico Stock, or any foreign, state or local tax considerations. Accordingly, holders of New Mexico Stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation merger.

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The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation merger.

The Company believes that the reincorporation merger and the resulting reincorporation of the Company from New Mexico to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the holders of shares of New Mexico Stock upon consummation of the reincorporation merger; (ii) the aggregate tax basis of shares of Delaware Stock received in the reincorporation merger will be the same as the aggregate tax basis of shares of New Mexico Stock exchanged in the reincorporation merger; and (iii) the holding period of the shares of Delaware Stock received in the reincorporation merger will include the period for which shares of New Mexico Stock were held.

Accounting Treatment of the Reincorporation Merger

The reincorporation merger will be accounted for as a reverse merger whereby, for accounting purposes, the Company will be considered the accounting acquiror and Protalex Delaware will be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which previously have been reported to the Commission on forms 10-K and 10-Q, among others, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of Protalex Delaware.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the reincorporation merger will be the filing of the Articles of Merger (including the merger agreement) with the New Mexico Public Regulation Commission and the filing of the Certificate of Merger with the Secretary of State of Delaware.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REINCORPORATION PROPOSAL.

Dissenters’ Rights for the Holder of New Mexico Stock

Holders of the issued and outstanding shares of New Mexico Stock are entitled to dissenters’ rights of appraisal under New Mexico law in connection with the reincorporation merger. Summarized below are the dissenters’ rights of the holders of New Mexico Stock and the statutory procedures required to be followed in order to perfect such rights. A copy of Article 53-15-4 of the NMBCA, which is the provision governing dissenters’ rights under the NMBCA, is attached to this proxy statement as Annex D. The following summary is qualified in its entirety by reference to Article 53-15-4 of the NMBCA, and such Article should be reviewed carefully by the holders of New Mexico Stock. Failure to comply strictly with all conditions for asserting rights as a dissenting shareholder, including the time limits, will result in loss of such dissenters’ rights by the dissenting shareholder.

Any shareholder who wishes to dissent from the decision to reincorporate in Delaware must file with the Company before or at the meeting of shareholders for which this proxy statement is being distributed, a written objection to the reincorporation. If the reincorporation is approved by the appropriate vote and the shareholder has not voted in favor of the reincorporation, the shareholder may, within ten (10) days after the date on which the vote is taken, make a written demand on the surviving corporation for payment of the fair value of the shareholder’s shares.

Upon the completion of the merger, the surviving company will be required to pay the shareholder, upon the determination of the fair value of the shareholder’s shares (either by agreement or judgment) and the surrender of the certificates for those shares, the fair value of the shares as of the date prior to the date on which the vote was taken approving the proposed merger, excluding any appreciation or depreciation in anticipation of the merger. Any shareholder making a demand within the 10-day period shall thereafter be entitled only to payment as required by the New Mexico Business Corporation Act and shall not thereafter be entitled to vote or to exercise any other rights of the shareholder.

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No demand for payment as a dissenting shareholder may be withdrawn unless the surviving corporation consents. If however a demand is withdrawn with such a consent, or if no demand or petition for the determination of fair value by a court has been made or filed as provided by New Mexico law, then the right of a shareholder to be paid the fair value of its shares will cease and his status as a shareholder will be restored.

Within 10 days after the merger, the surviving corporation must give written notice of the completion of the merger to each dissenting shareholder who has made a demand as described above and must make a written offer to each such shareholder to pay for such shares at a specified price deemed by the surviving corporation to be the fair value thereof.

If within thirty (30) days after the merger, the fair value of dissenting shares is agreed upon between the dissenting shareholders and the Company, the agreed upon payment must be made within ninety (90) days after the merger. If no such agreement is made within such 30 days, then the Company, within 30 days after receipt of a written demand from any dissenting shareholder, which must be given within 60 days after the date of the merger, file a petition in a court of competent jurisdiction. The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the Company, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the litigation.

Proposal 2.
Approval of the Company’s 2003 Stock Option Plan

Subject to ratification by the shareholders, the Board of Directors has adopted and approved the Protalex, Inc. 2003 Stock Option Plan (the “2003 Plan”). The following summary of the 2003 Plan that follows is qualified in its entirety by reference to its complete text, a copy of which is attached to this Proxy Statement as Appendix B.

Description of the 2003 Plan

General

The purpose of the 2003 Plan is to increase shareholder value and to advance the interests of the Company by furnishing economic incentives designed to attract, retain and motivate employees of the Company. The 2003 Plan is administered by a committee (the “Committee”) of the Company’s Board of Directors. The Committee may grant options under the 2003 Plan to employees (including employees who are officers and directors of the Company) and directors of the Company as well as consultants, advisors and other independent contractors who provide services to the Company.

The maximum number of shares of Common Stock which may currently be issued under the 2003 Plan is 1,500,000 shares subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This number represents approximately 8.9% of the outstanding shares of the Company’s Common Stock on the Record Date.

Description of Stock Options

The Committee may grant non-statutory and incentive stock options to eligible plan participants to purchase shares of Common Stock from the Company. The 2003 Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, whether the option is an incentive stock option or a non-statutory stock option, the term of each option, the manner of exercise and the time or times during its term when the option becomes exercisable.

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Transferability of Options

Options granted under the 2004 Plan are non-transferable during the recipient’s lifetime, and may be transferred only in the event of the holder’s death, by will or the laws of descent and distribution.

Amendment of the 2003 Plan

The Board of Directors may amend, suspend or discontinue the 2003 Plan at any time. Certain 2003 Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the 2003 Plan, or change the requirements for eligibility under the 2003 Plan.

Termination of Plan and Dilution

The 2003 Plan will terminate on October 28, 2013, unless sooner terminated by the Board. No options may be granted after termination of the 2003 Plan, although Options outstanding at the time of termination will continue to be exercisable in accordance with their terms. The issuance of shares of Common Stock upon the exercise of options granted under the 2003 Plan will dilute the voting power of the current stockholders. The extent of dilution will depend on the number of options exercised and the difference between the option exercise price and the market price for the Common Stock at the time of exercise.

Federal Income Tax Consequences

The following discussion sets forth certain United States income tax considerations in connection with the 2003 Plan. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986 in its current form and current judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the 2003 Plan. Moreover, the tax considerations relevant to the 2003 Plan may vary depending on a holder’s participant status.

When a non-statutory stock option granted pursuant to the 2003 Plan is executed, the plan participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the plan participant is required to treat as ordinary income.

Options that qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then (i) no income will be recognized to the optionee upon the exercise of the option; (ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee’s hands, will be treated as long-term capital gain or loss; (iii) the optionee’s basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an “item of tax preference” for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

The Company further understands that, if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee’s basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income.

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If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares surrendered is carried over to the shares received in replacement of the previously owned shares. If the option is a non-statutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

New Plan Benefits

Awards have been granted under the 2004 Plan subject to its approval by the Company’s shareholders. No decisions have been made as of the date of this Proxy Statement with regard to additional issuances. The table below sets forth the number of shares of the Company’s common stock underlying the grants of options that have been received under the 2003 Plan for Executive Officers and Directors who are not Executive Officers. No determination has been made with respect to grants to other employees as a group. The options, if issued, will be granted at the fair market value as of the date of grant.

Name and Position	Dollar Value ($)	Options Granted
Steven H. Kane, Chief Executive Officer and Chief Financial Officer	27,750	75,000
All Executive Officers, as a group	27,750	75,000
All Directors who are not Executive Officers, as a group (5 persons)	55,500	150,000
All Employees, including all officers who are not Executive Officers, as a group	0	0

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2003 STOCK OPTION PLAN.

Proposal 3.
Election of Directors

Our Board consists of seven directors, all of whom are up for reelection at our 2004 annual meeting. Directors will be elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting.

Unless authorization to do so is withheld, proxies received will be voted FOR the nominees named on the next page. If any nominee should become unavailable for election before the Annual Meeting, the proxies will be voted for the election of such substitute nominee as the present Board may propose. Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

Information with Respect to Nominees and Continuing Directors

The following table sets forth information as to persons who serve as our Directors:

Name	Age	Position and Offices Held with the Company
C. Kirk Raab+*#	69	Chairman of the Board, Director and Director Nominee
Steven H. Kane+	52	President, Chief Executive Officer, Director and Director Nominee
Dinesh Patel	54	Director Nominee
John E. Doherty#	50	Director and Director Nominee
Frank M. Dougherty#+	56	Director and Director Nominee
Arthur D. Bankhurst, M.D.*	67	Director and Director Nominee
Thomas P. Stagnaro*	61	Director and Director Nominee
*  Member of the Audit Committee.
+  Member of the Nominating Committee.
#  Member of Compensation Committee.

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Set forth below is biographical information for each person nominated to serve as a Director.

Nominees for Election at this Annual Meeting

C. Kirk Raab has served on the Company’s board of directors since August 22, 2003. He is also the Chairman of the Board. Mr. Raab currently sits on the boards and serves as Chairman of Connetics Corporation, Medgenies Inc. and Applied Imaging Inc. Connetics and Applied Imaging are publicly traded companies. He also serves on the board of directors of Velos Medical Informatics, Inc. and The National Foundation for Science and Technology Medals. From February 1990 to July 1995, Mr. Raab served as the President and Chief Executive Officer of Genentech. He originally joined Genentech in February 1985, as President and Chief Operating Officer. Prior to joining Genentech, Mr. Raab worked for Abbott Laboratories for 10 years, most recently as President, Chief Operating Officer and a director. Mr. Raab served as the first Chairman of the Biotechnology Industry Organization and the California Health Care Institute. Mr. Raab graduated from Colgate University in 1959, and is a Trustee Emeritus. He is a member of Exeter College and was elected to the Chancellor’s Court of Benefactors of Oxford University in September 2002. He is a former trustee of KQED, the San Francisco Pallet, the San Francisco Symphony, UCSF Foundation and Golden Gate Planned Parenthood.

Steven H. Kane has served on the Company’s board of directors since December 16, 2002. He is currently the President and Chief Executive Officer of the Company. He has over 25 years experience in the health care industry. Most recently, he was Vice President of North American Sales & Field Operations for Aspect Medical. While at Aspect, he helped guide the company to a successful initial public offering in January 2000. Prior to Aspect, Mr. Kane was Eastern Area Vice President for Pyxis Corporation, where he was instrumental in positioning the company for its successful initial public offering in 1992. Pyxis later was acquired by Cardinal Health for $1 billion. Prior to that Mr. Kane worked in sales management with Eli-Lilly and Becton Dickinson.

Dinesh Patel is a Managing Director and Founding Partner of vSpring Capital, an early stage venture capital fund with $125 million under management. Dr. Patel is also the Founder, Chairman, President & CEO of Ashni Naturaceuticals, Inc. a company that specializes in the research, development and marketing of clinically tested and patent-protected naturaceutical products. In 1999, Dr. Patel co-founded and was the Chairman of Salus Therapeutics, Inc., a biotechnology company focused on the research and development of nucleic acid-based therapeutics, including antisense and gone therapy drugs. In August 2003 publicly traded Genta, Inc acquired Salus for $30 million. From 1985 through 1999, Dr. Patel served as Co-founder, Chairman of the Board of Directors, President & CEO, of Thera Tech, Inc., a Salt Lake City, Utah based company, that has been a pioneer in the development and manufacture of innovative drug delivery products. Under Dr. Patel’s guidance, TheraTech established strategic alliances with major pharmaceutical companies including Eli Lilly, Pfizer, Proctor & Gamble, Roche, and SmithKline Beecham. TheraTech went public in 1992 and became profitable in 1997. In January 1999, TheraTech was acquired for approximately $350 million by Watson Pharmaceuticals, a California based company. Dr. Patel has been the recipient of numerous awards, including US Small Business Administration’s Business Achiever Award, and Scientific and Technology Award (State of Utah) and Entrepreneur of the Year Award (Mountain West venture Group). Dr. Patel got his undergraduate degree from India and his doctorate degree from University of Michigan. Dr. Patel is active in the Indian and local community serving on several boards and as an active donor for various charitable causes.

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John Doherty has served as a director of the Company since November 1999 and previously served as a director of Enerdyne since August 1999. He also served as the President of the Company from 1999 through 2002. From 1976 to 1994, Mr. Doherty was a vice president and principal of Doherty & Co., an investment banking firm. During this time and subsequently, he was involved in early and later stage financing of companies such as Thoratec Laboratories, SeraCar, Inc., and Excalibur Technologies. From 1994 to present, Mr. Doherty has been a private investor, and over the last years was involved with the early stage development of Protalex.

Frank M. Dougherty was appointed to the Company’s board of directors on October 16, 2001, and served as the Company’s corporate secretary from June 21, 2002 to December 16, 2002. In January of 2004, Mr. Dougherty became the Secretary/Treasurer of the Company. Mr. Dougherty is a practicing attorney and founder and owner of Frank M. Dougherty P.C., a law firm in Albuquerque, New Mexico. He has practiced law since 1982, and founded his current law firm in November 2001. Prior to becoming a lawyer, Mr. Dougherty practiced as a CPA in Santa Fe, New Mexico. He has an undergraduate degree in economics from the University of Colorado, a graduate degree in accounting from the University of Arizona and a law degree from Texas Tech University.

Arthur D. Bankhurst, M.D. has served as a director of the Company since November 1999, and previously served as a director of Enerdyne from August 1999. Dr. Bankhurst earned his bachelors degree in biochemistry from the Massachusetts Institute of Technology, and his M.D. from Case Western Reserve University. He served as a research fellow at the Ball Institute of Medical Research in Melbourne, Australia and as a senior research fellow at the WHO Research Unit in Geneva, Switzerland. He joined the faculty of the University of New Mexico in 1971, and now holds a joint professorship in internal medicine and microbiology. Dr. Bankhurst’s professional accomplishments in the fields of arthritis and immunology are reflected in his being named Senior Investigator for the Arthritis Foundation from 1974 to 1979, as well as serving as associate editor of several prestigious medical journals. These journals include The Journal of Immunology (1964-1967), Diagnostic Immunology (1994-1980) and Clinical Immunology and Immunopathology (1988-present). With more than 140 publications to his credit, Dr. Bankhurst has a national reputation as an investigator and has participated in a number of multi-center trials of anti-arthritis drugs.

Thomas Stagnaro was appointed to the board of directors of the Company on July 8, 2002. He is President and Chief Executive Officer of Agile Therapeutics, a private company focused on developing women’s healthcare products. He also serves as a director on the board of INKINE Pharmaceutical. Mr. Stagnaro formerly was President and Chief Executive Officer of 3-Dimensional Pharmaceuticals and Univax Biologics. He began his career with Searle Laboratories and has held increasingly important positions during his 30 years in the pharmaceutical industry. Mr. Stagnaro has raised over $200 million for three developmental stage companies and took Univax Biologics public in 1972. His present company, Agile Therapeutics, is a development-stage research-based firm founded in 1997, which is involved in developing novel products for transdermal delivery of pharmaceutical agents.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MESSRS. RAAB, KANE, DR. PATEL, MESSRS. DOHERTY, DOUGHERTY, STAGNARO AND DR. BANKHURST AS DIRECTORS OF PROTALEX.

Proposal 4.
Ratification of Selection of Auditors

The Board is seeking stockholder ratification of its selection of Grant Thornton LLP to serve as Protalex’s independent auditors for the fiscal year ending May 31, 2005. Grant Thornton LLP served as our independent auditors for the fiscal year ended May 31, 2003 and May 31, 2004.

The auditor’s reports on our consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Their audit opinion on their 2003 and 2004 statements, dated August 15, 2003 and July 23, 2004, respectively, included an paragraph regarding the Company’s ability to continue as a going concern.

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During our two most recent fiscal years and through today, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to Grant Thornton’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years.

Grant Thornton LLP will be retained as our auditors for the fiscal year ending May 31, 2005, if this proposal is approved by the holders of a majority of the voting power of the shares represented and voting at the Annual Meeting. If this proposal is not approved by the holders of a majority of the voting power of the shares represented and voting at the Annual Meeting, the Board will reconsider its selection of Grant Thornton LLP as its independent auditors for the fiscal year ending May 31, 2005.

During our two most recent fiscal years, and through September 30, 2004, neither we nor anyone acting on our behalf consulted with Grant Thornton LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on our financial statements, nor did we (or anyone acting on our behalf) consult with Grant Thornton LLP regarding any other matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions).

Audit Fees

The aggregate fees paid to Grant Thornton LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended May 31, 2003 and review of the financial statements included in our Form 10-Qs for the fiscal year ended May 31, 2003 totaled $8,000. The aggregate fees paid to Grant Thornton LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended May 31, 2004 and review of the financial statements included in our Form 10-Qs for the fiscal year ended May 31, 2004 totaled $12,000.

Audit-Related Fees

We paid no fees to Grant Thornton LIP for assurance and related services related to the performance of their audit or review of Protalex’s financial statements for the last two fiscal years that are included under the previous heading “Audit Fees.”

Tax Fees

Protalex paid no fees to Grant Thornton LLP for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended May 31, 2003 and May 31, 2004.

All Other Fees

Except as described above, no other fees were paid to Grant Thornton LLP for any other services during the last two fiscal years.

We expect representatives of Grant Thornton LLP will attend the Annual Meeting and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF GRANT THORNTON LLP AS AUDITORS OF PROTALEX FOR FISCAL YEAR ENDED MAY 31, 2005.

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II.

CORPORATE GOVERNANCE AND RELATED MATTERS

BOARD OF DIRECTORS’ MEETINGS, COMMITTEES AND FEES

Our Board held a total of nine meetings during the fiscal year ended May 31, 2004. All of our Directors attended more than 75% of the meetings of the Board and meetings of committees of the Board on which they served. Among the standing committees of the Board are the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee

The members of the Audit Committee are Messrs. Raab, Bankhurst and Stagnaro. As of May 31, 2004, the chair of the Audit Committee was Mr. Raab. The Audit Committee meets with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting. The Audit Committee also meets with the independent auditors and with our own appropriate financial personnel and internal auditors regarding these matters. The independent auditors meet privately with the Audit Committee and have unrestricted access to this committee. The Audit Committee recommends to our Board the appointment of the independent auditors. The Audit Committee held three meetings during the fiscal year ended May 31, 2004. See “Audit Committee Information--Report of Audit Committee” on page 9 for more information.

Compensation Committee

The members of the Compensation Committee are Messrs. Dougherty, Doherty, and Raab. Mr. Doherty is the Chair of the Compensation Committee. The functions of this committee include administering management incentive compensation plans, establishing the compensation of officers and reviewing the compensation of Directors. The Compensation Committee held three meetings during the fiscal year ended May 31, 2004.

None of our executive officers serves as a member of the Board of Directors or compensation committee of an entity that has an executive officer serving as a member of our Board or our Compensation Committee.

Nominating Committee

The members of the Nominating Committee are G. Kirk Raab, Steven H. Kane and Frank M. Dougherty. The functions of this committee include recommending to our full Board nominees for election as Directors. Prior to the establishment of the Nominating Committee, its functions were performed by the entire Board.

Although there is no formal procedure for stockholders to recommend nominees for the Board, the Nominating Committee will consider such recommendations if received 120 days in advance of the Annual Meeting of Stockholders. Such recommendations should be addressed to the Nominating Committee at our address and provide all information relating to such person that the stockholder desires to nominate that is required to be disclosed in solicitation of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Director Compensation

Directors received stock-based compensation for their services as directors during the fiscal year ended May 31, 2004. The Company issued 734,333 stock options to directors during such fiscal year, at exercise prices ranging from $1.50 to $2.75.

Directors do not receive separate meeting fees, but are reimbursed for out-of-pocket expenses. We do not provide a retirement plan for our non-employee Directors.

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AUDIT COMMITTEE INFORMATION

Report of Audit Committee

The Audit Committee has met and held discussions with management and the independent auditors. The committee has reviewed and discussed the consolidated financial statements for the year ended May 31, 2004 with management and the independent auditors.

The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from Protalex and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in Protalex’s Annual Report on Form 10-KSB for the year ended May 31, 2004, for filing with the SEC.

                Audit Committee of the Board of Directors

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The last of 12 monthly payments of $2,333 was made in June, 2003, concluding a stock buyback agreement with former Treasurer, Secretary, Director and Chief Scientist Dr. Paul Mann. Pursuant to the buyback agreement, the Company redeemed 142,857 shares of Dr. Mann’s, over 12 months, at $0.70 per share, for a total cost of $100,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain of our executive officers, our Directors and persons who own more than 10% of a registered class of Protalex’s equity securities to file initial reports of ownership and changes in ownership with the SEC. Such executive officers, directors and stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. The Company knows that none of the current directors or executive officers filed a Form 3 upon their election or appointment to their current positions or a Form 5 at the end of each fiscal year in which they held such positions. In addition, the officers and directors failed to file the following Form 4s:

•	By Mr. Kane for the issuance of (i) options to purchase 863,242 shares of Protalex common stock on December 16, 2002; (ii) options to purchase 100,000 shares of Protalex common stock on August 13, 2003; (iii) 8,334 shares of Protalex common stock on January 15, 2003; (iv) 8,334 shares of Protalex common stock on February 18, 2003; (v) 8,334 shares of Protalex common stock on March 17, 2003; (vi) 8,333 shares of Protalex common stock on April 15, 2003; (vii) 8,333 shares of Protalex common stock on May 30, 2003; (viii) 8,334 shares of Protalex common stock on June 15, 2003; and (ix) options to purchase 75,000 shares of Protalex common stock on January 1, 2004.

•	By Mr. Dougherty for the issuance of (i) options to purchase 10,000 shares of Protalex common stock on December 16, 2002; and (ii) options to purchase 30,000 shares of Protalex common stock on January 1, 2004.

•	By Dr. Bankhurst for (i) the acquisition of 276,192 shares of Protalex common stock on January 6, 2000; (ii) the issuance of options to purchase 10,000 shares of Protalex common stock on December 16, 2002; and (iii) the issuance of options to purchase 10,000 shares of Protalex common stock on January 1, 2004.

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•	By Mr. Stagnaro for the issuance of (i) options to purchase 100,000 shares of Protalex common stock on July 10, 2002; (ii) options to purchase 100,000 shares of Protalex common stock on October 24, 2002; (iii) options to purchase 10,000 shares of Protalex common stock on December 16, 2002; and (iv) options to purchase 30,000 shares of Protalex common stock on January 1, 2004.

•	By Mr. Doherty for (i) the issuance of 3,062,660 shares of Protalex common stock on October 18, 2001, in connection with the dissolution of Alex, LLC, in which he held he was a member; (ii) the disposition of 110,000 shares on October 18, 2001; (iii) the issuance of options to purchase 10,000 shares of Protalex common stock on December 16, 2002; and (iv) the issuance of options to purchase 50,000 shares of Protalex common stock on January 1, 2004.

•	By Mr. Hitchcock in connection with (i) the issuance of options to purchase 100,000 shares of Protalex common stock on November 26, 2001; (ii) the issuance of options to purchase 133,680 shares of Protalex common stock on July 16, 2002; (iii) the issuance of options to purchase 10,000 shares of Protalex common stock on December 16, 2002; (iv) the issuance of 73,334 shares of Protalex common stock on December 18, 2002 to WMH LP, in which Mr. Hitchcock is a partner; (v) the issuance of warrants to purchase 50,000 shares of Protalex common stock on May 31, 2002; and (vi) the issuance of warrants to purchase 85,000 shares of Protalex common stock to Pembroke Financial, LLC, an entity in which Mr. Hitchcock is the manager on May 31, 2002.

•	By Mr. Raab for the issuance of (i) options to purchase 584,333 shares of Protalex common stock on September 19, 2003; and (ii) options to purchase 30,000 shares of Protalex common stock on January 1, 2004.

III.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth in the following table is the beneficial ownership of Common Stock as of September 20, 2004, for our Directors, the executive officers listed in the Summary Compensation Table, our Directors and executive officers as a group and each person or entity known by us to beneficially own more than five percent of the outstanding shares of our Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our Common Stock issuable currently or within 60 days of October 1, 2004, upon exercise of options or warrants held by that person or group are deemed outstanding. These shares, however, are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the stockholders named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage ownership is based on 16,695,034 shares of Common Stock outstanding as of September 29, 2003, together with applicable options and warrants for each stockholder. Unless otherwise indicated, the address of each person listed below is in the care of Protalex, Inc., 145 Union Square Drive, New Hope, PA 18938.

	Shares Beneficially Owned
Name & Address	Number	Percent
C. Kirk Raab, Chairman of the Board and Director	261,173(1)	2%
Steven H. Kane, President and Director	656,622(2)	4%
John E. Doherty, Director and former President	3,012,660(3)	18%
Frank M. Dougherty, Director	376,192(4)	2%
Arthur D. Bankhurst, M.D., Director	296,192(5)	2%
Thomas Stagnaro, Director	240,000(6)	1%
vSpring SBIC, L.P. Attn: Dinesh Patel 2795 E. Cottonwood Pkwy, Suite 360 Salt Lake City, UT 84121	9,900,193(7)	57%
Integral Capital Partners VI, L.P. Attn: Daniel McNally 3600 South Lake Drive St. Francis, WI 53235	1,687,500(8)	10%
SF Capital Partners Ltd. Attn: Pamela K. Hagenah 3000 Sand Hill Road Big 3, Suite 240 Menlo Park, CA 94025	1,588,235(9)	9%
All officers and directors as a group (8 persons)	4,842,839(10)	29%
*	Indicates less than 1%.

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(1)	Includes options to purchase 261,173 shares of Protalex common stock exercisable within 60 days of October 1, 2004.

(2)	Includes options to purchase 606,622 shares of Protalex common stock exercisable within 60 days of October 1, 2004.

(3)	Includes options to purchase 60,000 shares of Protalex common stock exercisable within 60 days of October 1, 2004.

(4)	Includes options to purchase 40,000 shares of Protalex common stock exercisable within 60 days of October 1, 2004.

(5)	Includes options to purchase 20,000 shares of Protalex common stock exercisable within 60 days of October 1, 2004.

(6)	Includes options to purchase 240,000 shares of Protalex common stock exercisable within 60 days of October 1, 2004.

(7)	Includes warrants to purchase 720,588 shares of Protalex common stock exercisable within 60 days of October 1, 2004. vSpring SBIC, L.P. has entered into a Shareholder Agreement dated September 18, 2003 with Steven H. Kane, John E. Doherty, Frank M. Dougherty, Arthur D. Bankhurst, M.D., Integral Capital Partners VI, L.P. and SF Capital Partners Ltd., pursuant to which each such party executed proxies appointing vSpring SPEC, L.P. as their proxy to vote all of such party’s respective shares (i) to fix and maintain the number of directors at seven and (ii) to cause and maintain the election of a candidate designated by vSpring SBIC, L.P. on the Protalex board of directors. The proxy may not be exercised on any other matter, and each party may vote their shares on all other matters.

(8)	Includes warrants to purchase 437,500 shares of Protalex common stock exercisable within 60 days of October 1, 2004.

(9)	Includes warrant to purchase 411,765 shares of Protalex common stock exercisable within 60 days of October 1, 2004.

(10)	Includes options to purchase 1,207,795 shares of Protalex common stock exercisable within 60 days of October 1, 2004.

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IV.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Philosophy

Protalex’s compensation philosophy is that compensation should be designed to support our primary objective of creating value for our stockholders. The Compensation Committee believes that the following compensation strategies for Protalex’s executive officers, including the Chief Executive Officer (the “CEO”), achieve this objective. This compensation philosophy is based on a base salary, with opportunity for bonuses to reward outstanding performance and a stock option program.

Compensation Programs

The following are summary descriptions of Protalex’s compensation programs for executive officers:

Base Salary

Protalex generally establishes the base salary of each executive officer based, among other factors, on the Board’s assessment of that executive officer’s responsibilities, experience and performance. In addition, the Board considers compensation levels in similarly sized companies in our industry. Protalex’s current philosophy is to pay base salaries sufficient to attract and retain executives with a broad, proven track record of performance.

The performance and base salary of each executive officer is reviewed annually. An executive officer’s level of responsibility is the primary factor used in determining base salary. Individual performance and industry information are also considered in determining any salary adjustment. The Board reviews arid approves all executive officer salary adjustments as recommended by the CEO. The Board reviews the performance of the CEO and establishes his base salary.

Equity-Based Program

Our equity-based awards consist principally of stock options granted from time to time. These options are granted in order to align management interests with those of stockholders. The grants are based on various factors, including competitive practice each executive officer’s ability to contribute to our future success and the other elements of such executive officer’s compensation.

EMPLOYMENT CONTRACTS

The Company has an employment agreement with its current President and Chief Executive Officer, Steven H. Kane, whereby he was paid in stock totaling 8,324 shares per month from January to June 2003. Thereafter, he was paid $12,500 per month through December of 2003. Currently, he is paid at a rate of $20,833 per month. The agreement calls for, and he was issued, options to purchase 863,242 shares of Protalex common stock. The options vest over four years, at an exercise price of $1.50. Vesting started his first day of employment, December 16, 2002. The first third of these options were earned after one year of employment. The remaining options vest quarterly over three years.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation we paid for services rendered in all capacities during the last three fiscal years to our Chief Executive Officer and our other four most highly compensated executive officers who served as such at the end of the fiscal year ended May 31, 2004. In accordance with the rules of the SEC, the compensation described in this table does not include medical, group life insurance or ether benefits which are available generally to our salaried employees.

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		Annual Compensation
Name & Principal Position	Year	Salary $	Bonus $	Other Annual Compensation	Restricted Stock Awards $
Steven H. Kane, President, Chief Executive Officer, Chief Financial Officer and Director	2004 2003(1)	$179,165 $0	$176,576 $0	$0 $0	$20,835(2) $104,107(2)
John Doherty	2003(3)	$12,500	$0	$0	0
Former President and Director	2002	$0	$0	$0	0

(1)	Mr. Kane was hired as Protalex’s President effective as of December 16, 2002. Prior to that date, he was not employed, in any capacity, by the Company.

(2)	Mr. Kane received 41,668 shares of restricted stock through May 31, 2003. The value of this restricted stock received by Mr. Kane is computed using the closing price of Protalex common stock on May 31, 2003, which was $2.25. Mr. Kane received 8,334 shares of restricted stock on June 15, 2003. The value of this stock was also computed using the closing price of Protalex common stock on May 31, 2003.

(3)	Mr. Doherty resigned as the Company’s President effective as of December 16, 2002. He no longer serves as an officer of Protalex. He remains a director.

Option Grants in the Fiscal Year Ended May 31, 2004

The following table sets forth information concerning the stock options granted to each person named in the above “Summary Compensation Table” during the Company’s fiscal year ended May 31, 2004, and the exercise price of all such options:

OPTION/SAR GRANTS IN LAST FISCAL YEAR
INDIVIDUAL GRANTS

	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year (%)	Exercise or Base Price ($/Share)	Market Price on Date of Grant
John Doherty	50,000	13%	$2.75	$2.50
Steven H. Kane	100,000	26%	$1.50	$2.90
	75,000	20%	$1.96	$2.30

Aggregated Option Exercises in the Fiscal Year Ended May 31, 2004 and Year-End Option Values.

The following table sets forth information concerning the exercise of stock options by each person named in the “Summary Compensation Table” during the Company’s fiscal year ended May 31, 2004, and the value of all exercisable and unexercisable options at May 31, 2004:

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	Number of Securities Underlying Unexercised Options at Year End		Value of Unexercised In The Money Options at Year End

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

John Doherty	13,125	46,875	$5,500	$0
Steven H. Kane	508,705	528,537	$356,000	$369,000

The values of unexercised in-the-money options at year-end in the table above were determined based on the fair market value as of May 31, 2004 minus the per share exercise price multiplied by the number of shares.

ANNUAL REPORT

Our latest Annual Report on Form 10-KSB/A for the fiscal year ended May 31, 2004, as filed with the SEC, excluding exhibits, is being mailed to stockholders with this Proxy Statement. We will furnish any exhibit to our Annual Report on Form 10-KSB/A free of charge to any stockholder upon written request to the Company at 145 Union Square Drive, New Hope, PA. The Annual Report is not incorporated in, and is not a part of, this Proxy Statement and is not proxy-soliciting material. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the SEC and other publicly available information.

OTHER MATTERS

The Board does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment with respect to such matters.

New Hope, Pennsylvania October 1, 2004	By Order of the Board of Directors

	By:	Steven H. Kane
Steven H. Kane President, Chief Executive Officer and Director

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[Form of Proxy]

PROTALEX, INC.

145 Union Square Drive
New Hope, PA

(215) 862-9720

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR USE AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS

ON OCTOBER 26, 2004

The shares of Common Stock you hold will be voted as you specify. By signing this proxy, you revoke all prior proxies and appoint Steven H. Kane and Frank M. Dougherty, and each of them, with full power of substitution, to vote your shares on the matters shown below and any other matters which may come before the Annual Meeting and all adjournments.

This Proxy when properly executed, will be voted as directed or, if no direction is given, will be voted for Items 1, 2 and 3.

The Board of Directors recommends a vote for Items 1, 2, 3 and 4.

(1)	For the reincorporation of the Company in Delaware by and through the merger of the Company with Protalex, Inc., a Delaware corporation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(2)	For the approval of the Protalex, Inc. 2003 Stock Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)	For the election of the following persons as Directors of Protalex to hold office until the 2004 Annual Meeting of Stockholders and until their respective successors are elected and qualified:

G. Kirk Raab
Steven H. Kane
Dinesh Patel
John Doherty
Frank M. Dougherty
Arthur D. Bankhurst, M.D.
Thomas P. Stagnaro

☐ FOR nominees listed above, except as indicated to the contrary below.	☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

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(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR A SINGLE NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.)

__________________________________________________________

(4)	Ratification of Protalex’s selection of Grant Thornton LLP as independent auditors for Protalex for fiscal year ending May 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(5)	In their discretion upon such other matters as may properly come before the meeting and any adjournments thereof.

The shares represented by this proxy will be voted as you have indicated above. If no indication has been made, the shares represented by this proxy will be voted for the above nominees and in favor of such proposals, and as said proxy deems advisable on such other business as may properly come before this meeting.

Dated: __________________________, 2004

__________________________________________
(Signature)

__________________________________________
(Signature of joint owner or additional trustee)

Sign exactly as your name appears on your share certificate. When signing as attorney, executer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by president or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY BY USING THE ENCLOSED ENVELOPE.

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ANNEX A

PLAN OF MERGER AND AGREEMENT
of
PROTALEX, INC.
a New Mexico corporation
with and into
PROTALEX, INC.
a Delaware corporation

______________

PROTALEX, INC.
a Delaware corporation
to be the surviving corporation

Plan of Merger and Agreement (this “Agreement”) by and between Protalex, Inc., a New Mexico corporation (the “New Mexico Corporation”), and Protalex, Inc., a Delaware corporation (the “Delaware Corporation” or “Surviving Corporation”), said corporations being hereinafter sometimes referred to collectively as the “Constituent Corporations”;

WITNESSETH:

WHEREAS, the Delaware Corporation is a corporation duly organized and existing under laws of the State of Delaware;

WHEREAS, the New Mexico Corporation is a corporation duly organized and existing under the laws of the State of New Mexico;

WHEREAS, on the date of this Agreement, the New Mexico Corporation has authority to issue 40,000,000 shares of common stock, no par value, of which 16,695,034 shares are issued and outstanding and entitled to vote to approve this Agreement;

WHEREAS, on the date of this Agreement, the Delaware Corporation has authority to issue 40,000,000 shares of common stock, $0.00001 par value, of which 100 shares are issued and outstanding, entitled to vote to approve this Agreement, and owned by the New Mexico Corporation;

WHEREAS, the respective Boards of Directors of the New Mexico Corporation and the Delaware Corporation have determined that it is advisable that the New Mexico Corporation be merged with and into the Delaware Corporation, in accordance with the applicable provisions of the laws of the State of New Mexico and the State of Delaware permitting such merger; and

WHEREAS, the respective Boards of Directors of the New Mexico Corporation and the Delaware Corporation have approved this Agreement and the Board of Directors of the New Mexico Corporation has directed that this Agreement be submitted to a vote of its respective shareholders;

NOW THEREFORE, in consideration of the foregoing and of the agreements, covenants, and provisions hereinafter set forth, the New Mexico Corporation and the Delaware Corporation do hereby agree as follows:

ARTICLE I

New Mexico Corporation and the Delaware Corporation shall be merged into a single corporation, in accordance with applicable provisions of the laws of the State of New Mexico and the State of Delaware, by the New Mexico Corporation merging into the Delaware Corporation, which shall be the surviving corporation.

ARTICLE II

Upon the Effective Date (as hereinafter defined):

1.  The New Mexico Corporation shall be merged with and into the Delaware Corporation, shall be the surviving corporation, and the separate existence of the New Mexico Corporation shall cease.

2.  The Surviving Corporation shall thereupon and thereafter possess all of the rights, privileges, immunities, powers, purposes and franchises, of a public as well as of a private nature, of each of the Constituent Corporations and all property, real, personal and mixed, all debts due on whatever account, including subscriptions to shares and all other choses in action, and all and every other asset or interest of, or belonging to, or due to each of the Constituent Corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed, and the title to all property, real, personal or mixed, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger.

3.  The Surviving Corporation shall thenceforth assume and be liable for all of the liabilities, obligations and penalties of each of the Constituent Corporations, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations, or any shareholder, officer or director of either of the Constituent Corporations, may be prosecuted to judgment as if the merger had not taken place, or the Surviving Corporation may be substituted in its place; and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger, but shall attach to the Surviving Corporation as if incurred or contracted by it. Without limiting the generality of the foregoing: (i) the Surviving Corporation shall thenceforth be bound by the Stock Option Plan of the New Mexico Corporation (the “Stock Option Plan”), and shall for all purposes be recognized as the “Company” in such Stock Option Plan, and (ii) the Surviving Corporation shall thenceforth be bound by the terms of each of the stock option agreements entered into between the New Mexico Corporation and the optionees thereunder pursuant to the Stock Option Plan, and shall for all purposes be recognized as the “Company” in such agreements.

4.  Shares of common stock, $0.00001 par value, of the Surviving Corporation shall be made available for future grants under the Stock Option Plan in an amount equal to the number of shares of common stock, no par value, of the New Mexico Corporation available for future grants under the Stock Option Plan on the Effective Date.

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5.  The Certificate of Incorporation of the Delaware Corporation as in effect on the Effective Date shall be and remain the Certificate of incorporation of the Surviving Corporation until the same shall be appropriately amended or repealed.

6.  The By-laws of the Delaware Corporation as in effect on the Effective Date shall be and remain the By-laws of the Surviving Corporation until the same shall be properly amended or repealed.

7.  The directors and officers of the Delaware Corporation shall remain the same as they were immediately prior to the Effective Date.

ARTICLE III

The Surviving Corporation shall comply with the provisions of the New Mexico Business Corporation Act with respect to foreign corporations and hereby agrees that (i) it may be served with process in the State of New Mexico in any proceeding for the enforcement of any obligation of the New Mexico Corporation and in any proceeding for the enforcement of the rights of a dissenting shareholder of the New Mexico Corporation against the Surviving Corporation; (ii) the Secretary of State of New Mexico is irrevocably appointed as its agent to accept service of process in any such proceeding; and (iii) it will promptly pay to the dissenting shareholders, if any, of the New Mexico Corporation the amount, if any, to which they shall be entitled under the provisions of the New Mexico Business Corporation Act pertaining to the rights of dissenting shareholders.

ARTICLE IV

The manner and basis of converting the shares of the New Mexico Corporation into shares of the Surviving Corporation shall be as follows:

1.  Upon the Effective Date, the 100 shares of common stock, $0.00001 par value, of the Delaware Corporation owned by the New Mexico Corporation immediately prior to the Effective Date shall be cancelled and retired, all rights in respect thereof shall cease and the capital of the Surviving Corporation shall be reduced by the $100 of capital applicable to such shares.

2.  Upon the Effective Date each share of common stock, no par value, of the New Mexico Corporation issued and outstanding shall thereupon, and without the surrender of stock certificate or any other action, be converted into one fully paid and non-assessable, issued and outstanding share of common stock, $0.00001 par value, of the Surviving Corporation. Outstanding certificates representing shares of common stock of the New Mexico Corporation shall thenceforth be deemed to represent the same number of shares of common stock of the Surviving Corporation, and the holder thereof shall have all of the same rights which he would have had if such certificates had been issued by the Surviving Corporation ..

3.  Upon the Effective Date, all outstanding options or warrants to buy common stock, no par value, of the New Mexico Corporation shall become, respectively, options or warrants to buy the same number of shares of common stock, $0.00001 par value, of the Surviving Corporation.

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4.  After the Effective Date, each holder of a certificate representing outstanding shares of common stock, no par value, of the New Mexico Corporation may, but shall not be required to, surrender the same to the Surviving Corporation, and upon such surrender such holder shall be entitled to receive a certificate or certificates issued by the Surviving Corporation for the number of shares of common stock, $0.00001 par value, represented by the surrendered certificate; provided, however, it shall be a condition of any such issuance that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall pay to the Surviving Corporation or its transfer agent any transfer or other taxes required by reason of the issuance of certificates representing common stock, $0.00001 par value, of the Surviving Corporation in a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of the Surviving Corporation or its transfer agent that such tax has been paid or is not applicable. The Surviving Corporation shall be entitled to rely upon the stock records of the New Mexico Corporation as to the ownership of its shares of common stock, no par value, at the Effective Date.

5.  The New Mexico Corporation will not make any transfers of certificates representing outstanding shares of its common stock, no par value, of the New Mexico Corporation on its books after the Effective Date.

ARTICLE V

Upon the Effective Date:

1.  the respective, assets of the New Mexico Corporation and the Delaware Corporation shall be taken up or continued on the books of the Surviving Corporation in the amounts at which such assets shall have been carried on their respective books immediately prior to the Effective Date, except those assets which are shares to be cancelled as provided herein;

2.  the respective liabilities and reserves of the New Mexico Corporation and the Delaware Corporation (excluding capital stock, paid-in surplus and retained earnings) shall be taken up or continued on the books of the Surviving Corporation in the amounts at which such liabilities and reserves shall have been carried on their respective books immediately prior to the Effective Date; and

3.  the capital stock, paid-in surplus and retained earnings of the New Mexico Corporation shall be taken up on the books of the Surviving Corporation as capital stock, paid-in surplus and retained earnings, respectively, in the amounts at which the same shall be carried on the books of the New Mexico Corporation immediately prior to the Effective Date, except with respect to shares to be cancelled as provided herein.

ARTICLE VI

The Delaware Corporation, as the Surviving Corporation, shall pay all expenses of carrying this Agreement into effect and accomplishing the merger herein provided for.

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ARTICLE VII

The New Mexico Corporation agrees that from time to time as and when requested by the Surviving Corporation, its successors or assigns, it will execute, acknowledge, deliver and file all proper deeds, assurances, assignments, bills of sale and other documents, and do all other acts and things, or cause the same to be done, necessary or proper in order to vest, perfect or confirm in the Surviving Corporation title to and possession of all the property, rights, privileges, powers and franchises of the New Mexico Corporation, or otherwise necessary or proper to carry out the intent and purposes of this Agreement.

ARTICLE VIII

This Agreement shall be submitted by the New Mexico Corporation to its shareholders as provided by New Mexico and Delaware law. This Agreement shall take effect, and shall be deemed to be the Plan of Merger and Agreement of the Constituent Corporations, upon the approval or adoption thereof by the shareholders of the New Mexico Corporation in accordance with the laws of the State of New Mexico and the State of Delaware, and upon the execution, acknowledgment, filing and recording of such documents and the doing of such acts and things as shall be required for accomplishing the merger under the laws of the States New Mexico and Delaware. The term “Effective Date” as used in this Agreement shall be the point in time at which the last act required to make the merger effective under the respective laws of such states shall have been performed.

ARTICLE IX

Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be abandoned for any reason whatsoever by the New Mexico Corporation by appropriate resolution of its Board of Directors at any time prior to the time that this Agreement (or a certificate in lieu thereof) filed with the Delaware Secretary of State becomes effective, notwithstanding approval or adoption of this Agreement by the shareholders of the New Mexico Corporation.

ARTICLE X

At any time prior to the time that this Agreement (or certificate in lieu thereof) is filed with the Delaware Secretary of State becomes effective, whether before or after approval and adoption by the shareholders of the New Mexico Corporation, this Agreement may be amended in any manner (except that the provisions of each of Article IV, Paragraph 2, Article II, Paragraph 5, or any other terms and conditions of this Agreement if such alteration or change would adversely affect the shareholders of the New Mexico Corporation may not be amended without the approval of the shareholders of the New Mexico Corporation) as may be determined in the judgment of the respective Boards of Directors of the Constituent Corporations to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the filing, recording or official approval of this Agreement and the merger provided for herein, in accordance with the purposes and intent of this Agreement.

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IN WITNESS WHEREOF, each of the Constituent Corporations has caused this Agreement to be executed by their duly authorized officers and their corporate seals to be hereto affixed as of the 23rd day of March, 2004.

PROTALEX, INC., a New Mexico corporation By:____________________________________________ Steven H. Kane Its: President
PROTALEX, INC., a Delaware corporation By:____________________________________________ Steven H. Kane Its: President

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CERTIFICATE OF SECRETARY OF
PROTALEX, INC.

I, Steven H. Kane, Secretary of Protalex, Inc., a Delaware corporation, hereby certify as Secretary and under the seal of said corporation that the Plan of Merger and Agreement to which this certificate is attached, after having been first duly executed on behalf of said corporation by its President, was adopted at a meeting of the sole shareholder of Protalex, Inc. on March 23, 2004.

WITNESS MY HAND AND SEAL OF PROTALEX, INC. on the 23rd day of March, 2004.

                                                                     __________________________________________
                                Frank M. Dougherty, Secretary

[SEAL]

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The above Plan of Merger and Agreement, having been executed on behalf of Protalex, Inc., a Delaware corporation, the only Delaware corporation which is a party thereto, and having been adopted by the sole shareholder in accordance with the provisions of the general laws of the State of Delaware, the President of Protalex, Inc., now hereby executes said Plan of Merger and Agreement under the corporate seal by the authority of the Board of Directors of Protalex, Inc. this 23rd day of March, 2004.

                                    PROTALEX, INC.

                                    By:_________________________________________
                                   Steven H. Kane, President

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ANNEX B
PROTALEX, INC.
2003 STOCK OPTION PLAN

1.  PURPOSE. This Stock Option Plan (the "Plan") is intended to serve as an incentive to, and to encourage stock ownership by, certain eligible participants rendering services to Protalex, Inc., a New Mexico corporation (the "Corporation"), and certain affiliates as set forth below, so that they may acquire or increase their proprietary interest in the Corporation and to encourage them to remain in the service of the corporation.

2.  ADMINISTRATION.

2.1  Committee. The Plan shall be administered by the Board of Directors of the Corporation (the "Board of Directors") or a committee of two or more members appointed by the Board of Directors (the "Committee") who are Non-Employee Directors as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 and an outside director as defined in Treasury Regulation § 1.162-27(e)(3). If the Board of Directors does not appoint a Committee, reference to the Committee hereinbelow shall mean the Board of Directors. If a Committee is appointed, it shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.

2.2  Term. If the Board of Directors selects a Committee, the members of the Committee shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time. The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

2.3  Authority. The Committee shall have sole discretion and authority to grant options under the Plan to eligible participants rendering services to the Corporation or any "parent" or "subsidiary" of the Corporation, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code") ("Parent or Subsidiary"), at such times, under such terms and in such amounts as it may decide. For purposes of this Plan and any Stock Option Agreement (as defined below), the term "Corporation" shall include any Parent or Subsidiary, if applicable. Subject to the express provisions of the Plan, the Committee shall have complete discretion and authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to the Plan, to determine the details /and provisions of any Stock Option Agreement, to accelerate any options granted under the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

2.4  Type of Option. The Committee shall have full authority and discretion to determine, and shall specify, whether the eligible individual will be granted options intended to qualify as incentive options under Section 422 of the Code (“Incentive Options”) or options which are not intended to qualify under Section 422 of the Code (“Non-Qualified Options”); provided, however, that Incentive Options shall only be granted to employees of the Corporation, or a Parent or Subsidiary thereof, and shall be subject to the special limitations set forth herein attributable to Incentive Options.

2.5  Interpretation. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under the Plan shall be final and binding on all parties having an interest in this Plan or any option granted hereunder. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

3.  ELIGIBILITY.

3.1  General. All directors, officers, employees of and certain persons rendering services to the Corporation, or any Parent or Subsidiary, relative to the Corporation's, or any Parent's or Subsidiaries', management, operation or development shall be eligible to receive options under the Plan. The selection of recipients of options shall be within the sole and absolute discretion of the Committee. No person shall be granted an option under this Plan unless such person has executed the grant representation letter set forth on Exhibit "A," as such Exhibit may be amended by the Committee from time to time. No person shall be granted an Incentive Option under this Plan unless such person is an employee of the Corporation, or a Parent or Subsidiary, on the date of grant. No employee shall be granted more than 200,000 options any one year period.

3.2  Termination of Eligibility.

3.2.1  If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation or no longer performs services for the Corporation, or its Parent or Subsidiary for any reason (other than for "cause," as hereinafter defined, or such optionee's death), any option granted hereunder to such optionee shall expire three months after the date the occurrence giving rise to such termination of eligibility (or 1 year in the event an optionee is "disabled," as defined in Section 22(e)(3) of the Code) or upon the date it expires by its terms, whichever is earlier. Any option that has not vested in the optionee as of the date of such termination shall immediately expire and shall be null and void. The Committee shall, in its sole and absolute discretion, decide, using the provisions set forth in Treasury Regulations Section 1.421-7(h), whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

3.2.2  If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary and such termination is as a result of "cause," as hereinafter defined, then all options granted hereunder to such optionee shall expire on the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier, and such optionee shall have no rights with respect to any unexercised options. For purposes of this Plan, "cause" shall mean an optionee's personal dishonesty, misconduct, breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of this Plan, any Stock Option Agreement or any employment agreement. The Board of Directors shall have complete discretion and authority to determine whether the termination of the optionee is for cause.

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3.3  Death of Optionee and Transfer of Option. In the event an optionee shall die, an option may be exercised (subject to the condition that no option shall be exercisable after its expiration and only to the extent that the optionee's right to exercise such option had accrued at the time of the optionee's death) at any time within six months after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. Any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void; provided however, that the Committee may include in any option agreement a provision that the optionee’s shares will fully vest upon death of the optionee. No option shall be transferable by the optionee other than by will or the laws of intestate succession.

3.4  Limitation on Incentive Options. No person shall be granted any Incentive Option to the extent that the aggregate fair market value of the Stock (as defined below) to which such options are exercisable for the first time by the optionee during any calendar year (under all plans of the Corporation as determined under Section 422(d) of the Code) exceeds $100,000.

4.  IDENTIFICATION OF STOCK. The Stock, as defined herein, subject to the options shall be shares of the Corporation's authorized but unissued or acquired or reacquired common stock (the "Stock"). The aggregate number of shares subject to outstanding options shall not exceed One Million Five Hundred Thousand (1,500,000) shares of Stock (subject to adjustment as provided in Section 6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

5.  TERMS AND CONDITIONS OF OPTIONS. Any option granted pursuant to the Plan shall be evidenced by an agreement ("Stock Option Agreement") in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

5.1  Number of Shares. Each option shall state the number of shares of Stock to which it pertains.

5.2  Option Exercise Price. Each option shall state the option exercise price, which shall be determined by the Committee; provided, however, that (i) the exercise price of any Incentive Option shall not be less than the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, (ii) the exercise price of any Option granted to any person who owns more than 10% of the total combined voting power of all classes of the Corporation’s stock, as determined for purposes of Section 422 of the Code, shall not be less than 110% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, and (iii) the exercise price of any Non-Qualified Option shall not be less than 85% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option.

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5.3  Term of Option. The term of an option granted hereunder shall be determined by the Committee at the time of grant, but shall not exceed ten years from the date of the grant. The term of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation’s stock, as determined for purposes of Section 422 of the Code, shall in no event exceed five years from the date of grant. All options shall be subject to early termination as set forth in this Plan. In no event shall any option be exercisable after the expiration of its term.

5.4  Method of Exercise. An option shall be exercised by written notice to the Corporation by the optionee (or successor in the event of death) and execution by the optionee of an exercise representation letter in the form set forth on Exhibit "B," as such Exhibit may be amended by the Committee from time to time. Such written notice shall state the number of shares with respect to which the option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof ("Exercise Date"), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the written notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option.

5.5  Medium and Time of Payment. The option exercise price shall be payable in full on or before the option Exercise Date by certified or bank cashier's check.

5.6  Fair Market Value. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

5.6.1  If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

5.6.2  If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid and lowest asked prices (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

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5.6.3  If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

5.7  Rights as a Shareholder. An optionee or successor shall have no rights as a shareholder with respect to any Stock underlying any option until the date of the issuance to such optionee of a certificate for such Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 6.

5.8  Modification, Extension and Renewal of Options. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not exercised) and authorize the granting of new options in substitution therefor.

5.9  Vesting and Restrictions. The Committee shall have complete authority and discretion to set the terms, conditions, restrictions, vesting schedules and other provisions of any option in the applicable Stock Option Agreement and shall have complete authority to require conditions and restrictions on any Stock issued pursuant to this Plan; provided, however, that, except with respect to options granted to officers or directors of the Corporation, options granted pursuant to this Plan shall be exercisable or "vest" at the rate of at least 25% per year over the 4-year period beginning on the date the option is granted. Options granted to officers and directors shall become exercisable or "vest," subject to reasonable conditions, at any time during any period established by the Corporation.

5.10  Other Provisions. The Stock Option Agreements shall contain such other provisions, including without limitation, restrictions or conditions upon the exercise of options, as the Committee shall deem advisable.

6.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

6.1  Subdivision or Consolidation. Subject to any required action by shareholders of the Corporation, the number of shares of Stock covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. Any fraction of a share subject to option that would otherwise result from an adjustment pursuant to this Section shall be rounded downward to the next full number of shares without other compensation or consideration to the holder of such option.

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6.2  Capital Transactions. Upon a sale or exchange of all or substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a merger, reorganization or consolidation in which the Corporation is the surviving corporation and shareholders of the Corporation exchange their stock for securities or property, a liquidation of the Corporation or similar transaction, as determined by the Committee ("Capital Transaction"), this Plan and each option issued under this Plan, whether vested or unvested, shall terminate, unless such options are assumed by a successor corporation in a merger or consolidation, immediately prior to such Capital Transaction; provided, however, that if the outstanding options will not be assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee, all optionees will have the right, during the 15 days prior to such Capital Transaction, to exercise all options. For purposes of this right of exercise prior to a Capital Transaction in which the options will not be assumed, all options granted to the optionees will be considered fully vested. The Corporation shall, subject to any nondisclosure provisions, attempt to provide optionees at least 15 days notice of the option termination date. The Committee may (but shall not be obligated to) (i) accelerate the vesting of any option or (ii) apply the foregoing provisions, including but not limited to termination of this Plan and any options granted pursuant to the Plan, in the event there is a sale of 51% or more of the stock of the Corporation in any two year period or a transaction similar to a Capital Transaction.

6.3  Adjustments. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

6.4  Ability to Adjust. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

6.5  Notice of Adjustment. Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section, the Corporation shall forthwith deliver notice of such action to each optionee, which notice shall set forth the number of shares subject to the option and the exercise price thereof resulting from such adjustment.

6.6  Limitation on Adjustments. Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 424 of the Code, if applicable.

7.  NONASSIGNABILITY. Options granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of an optionee only by such optionee. Any transfer in violation of this Section shall void such option and any Stock Option Agreement entered into by the optionee and the Corporation regarding such transferred option shall be void and have no further force or effect. No option shall be pledged or hypothecated in any way, nor shall any option be subject to execution, attachment or similar process.

8.  NO RIGHT OF EMPLOYMENT. Neither the grant nor exercise of any option nor anything in this Plan shall impose upon the Corporation or any other corporation any obligation to employ or continue to employ any optionee. The right of the Corporation and any other corporation to terminate any employee shall not be diminished or affected because an option has been granted to such employee.

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9.  TERM OF PLAN. This Plan is effective on the date the Plan is adopted by the Board of Directors and options may be granted pursuant to the Plan from time to time within a period of ten (10) years from such date, or the date of any required shareholder approval required under the Plan, if earlier. Termination of the Plan shall not affect any option theretofore granted.

10.  AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may, subject to any required shareholder approval, suspend, discontinue or terminate the Plan, or revise or amend it in any respect whatsoever with respect to any shares of Stock at that time not subject to options.

11.  APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.

12.  RESERVATION OF SHARES. The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

13.  NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall not impose any obligation upon the optionee to exercise such option.

14.  APPROVAL OF BOARD OF DIRECTORS AND SHAREHOLDERS. The Plan shall not take effect until approved by the Board of Directors of the Corporation. This Plan shall be approved by a vote of the shareholders within 12 months from the date of approval by the Board of Directors. In the event such shareholder vote is not obtained, all options granted hereunder, whether vested or unvested, shall be null and void. Further, any Stock acquired pursuant to the exercise of any options under this Agreement may not count for purposes of determining whether shareholder approval has been obtained.

15.  WITHHOLDING TAXES. Notwithstanding anything else to the contrary in this Plan or any Stock Option Agreement, the exercise of any option shall be conditioned upon payment by such optionee in cash, or other provisions satisfactory to the Committee, of all local, state, federal or other withholding taxes applicable, in the Committee's judgment, to the exercise or to later disposition of shares acquired upon exercise of an option (including any repurchase of an option or the Stock).

16.  PARACHUTE PAYMENTS. Any outstanding option under the Plan may not be accelerated to the extent any such acceleration of such option would, when added to the present value of other payments in the nature of compensation which becomes due and payable to the optionee would result in the payment to such optionee of an excess parachute payment under Section 280G of the Code. The existence of any such excess parachute payment shall be determined in the sole and absolute discretion of the Committee.

17.  SECURITIES LAWS COMPLIANCE. Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any Stock unless such grant, sale, issuance or transfer is at such time effectively (i) registered or exempt from registration under the Securities Act of 1933, as amended (the "Act") and (ii) qualified or exempt from qualification under the New Mexico Securities Act of 1986, as amended and any other applicable state securities laws. As a condition to exercise of any option, each optionee shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Act or qualification under any applicable state securities law.

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18.  RESTRICTIVE LEGENDS. The certificates representing the Stock issued upon exercise of options granted pursuant to this Plan will bear any legends required by applicable securities laws as determined by the Committee.

19.  NOTICES. Any notice to be given under the terms of the Plan shall be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addressed to such optionee at the address maintained by the Corporation for such person or at such other address as the optionee may specify in writing to the Corporation.

20.  INFORMATION TO PARTICIPANTS. The Corporation shall make available to all holders of options the information required pursuant to the New Mexico Securities Act of 1986, as amended, and any regulations promulgated thereunder.

As adopted by the Board of Directors as of October __, 2003.

                        PROTALEX, INC., a New Mexico corporation

                        Signature:_________________________________________
                        Printed Name:______________________________________
                        Title:_____________________________________________

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EXHIBIT A

Date: ___________________, 200_

Protalex, Inc.
717 Encino N.E., Suite 17
Albuquerque, NM 87102

Re: 2003 Stock Option Plan

To Whom It May Concern:

This letter is delivered to Protalex, Inc., a New Mexico corporation (the "Corporation"), in connection with the grant to (the "Optionee") of an option (the "Option") to purchase shares of common stock of the Corporation (the "Stock") pursuant to the Protalex, Inc. 2003 Stock Option Plan dated October __, 2003 (the "Plan"). The Optionee understands that the Corporation's receipt of this letter executed by the Optionee is a condition to the Corporation's willingness to grant the Option to the Optionee.

In addition, the Optionee makes the following representations and warranties with the understanding that the Corporation will rely upon them.

1.  The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

2.  The Optionee acknowledges receipt of a prospectus regarding the Plan which includes the information required by Section (a)(1) of Rule 428 under the Securities Act of 1933.

3.  The Optionee understands and acknowledges that the Option and the Stock are subject to the terms and conditions of the Plan.

4.  The Optionee understands and agrees that, at the time of exercise of any part of the Option for Stock, the Optionee may be required to provide the Corporation with additional representations, warranties and/or covenants similar to those contained in this letter.

5.  The Optionee is a resident of the State of __________________.

6.  The Optionee will notify the Corporation immediately of any change in the above information which occurs before the Option is exercised in full by the Optionee.

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The foregoing representations and warranties are given on ______________, 200_ at ____________________ (city, state).

                                OPTIONEE:

                                Signature:______________________________________

                                Printed Name:___________________________________

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EXHIBIT B

                                                        Address of Optionee: ________________________________________
                                                                  ________________________________________
                                                                        ________________________________________
                                                                        ________________________________________

Date: _________________, 200_

Protalex, Inc.
717 Encino N.E., Suite 17
Albuquerque, NM 87102

Re: 2003 Stock Option Plan

To Whom It May Concern:

I (the "Optionee") hereby exercise my right to purchase _______________ shares of common stock (the "Stock") of Protalex, Inc., a New Mexico corporation (the "Corporation"), pursuant to, and in accordance with, the Protalex, Inc., 2003 Stock Option Plan dated October __, 2003 (the "Plan") and Stock Option Agreement (the "Agreement") dated ________________, 200_. As provided in such Plan, I deliver herewith payment as set forth in Section 5.5 of the Plan in the amount equal to the number of shares being purchased multiplied by the price per share, as indicated in Section 1 of the Agreement. Please deliver to me at my address as set forth above stock certificates representing the subject shares registered in the following name(s): ________________________________. I further request that the certificates be registered in the following form of ownership (for example, as individual property, community property, separate property, etc.): ________________________________.

The Optionee hereby represents and agrees as follows:

1.  The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

2.  The Optionee is a resident of the State of _______________.

3.  The Optionee represents and agrees that if the Optionee is an “affiliate” (as defined in Rule 144 under the Securities Act of 1933) of the Corporation at the time the Optionee desires to sell any of the Stock, the Optionee will be subject to certain restrictions under, and will comply with all of the requirements of, applicable federal and state securities laws.

The foregoing representations and warranties are given on ________________, 200_ at ______________________(city, state).

                                OPTIONEE:

                                Signature:______________________________________

                                Printed Name:___________________________________